Consolidated Statements of Operations and Comprehensive Loss - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Revenues
Sales of goods	$ 0	$ 0	$ 0
Total revenue	0	0	0
Cost of goods sold and operating Expenses
Cost of goods sold	0	0	0
Research and development	1,482	3,280	3,994
General and administrative	2,195	1,003	4,356
Total operating expenses	3,677	4,283	8,350
Loss from operations	(3,677)	(4,283)	(8,350)
Other income (expense)
Loss on conversion of debt			440
Other income	0	0	0
Finance income	(11)	17	7
Finance costs	(587)	(226)	(58)
Operating lease interest expense	0	0	3
Loss before income taxes	(4,275)	(4,492)	(8,844)
Income tax provision (recovery)	0	0	0
Net loss	(4,275)	(4,492)	(8,844)
Net loss attributable to Nymox shareholders	$ (4,275)	$ (4,492)	$ (8,844)
Basic and diluted loss per share	$ (0.05)	$ (0.05)	$ (0.10)
Weighted average number of common shares outstanding	96,040	93,671	91,687